UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2004

_________________

Champps Entertainment, Inc.
(Exact name of Registrant as specified in charter)

Colorado
(State or other jurisdiction of incorporation)

0-22639 (Commission File Number)	04-3370491 (IRS Employee Identification No.)
10375 Park Meadows Drive Suite 560 Littleton, CO (Address of principal executive offices)	80124 (Zip Code)

Registrant’s telephone number, including area code: (303) 804-1333

(Former name or former address, if changed since last report)

Item 12.           Results of Operations and Financial Conditions.

           On August 12, 2004, Champps Entertainment, Inc. presents at the B. Riley & Co Investor Conference. The investor presentation is presented below:

INVESTMENT HIGHLIGHTS
          •  Proven Concept with 20 Year History and National Footprint
          •  High Average Unit Volumes Deliver Impressive Unit-Level Economics
          •  Popular, Social Dining Experience Drives Sales Through Four Distinct Dayparts
          •  Unique Defensible Niche
          •  Management Team with Disciplined Operational Focus
          •  Growth Strategy Resulting in Strong Historical Revenue Growth
          •  Significant Expansion Opportunities

THE CHAMPPS EXPERIENCE
          •  Fun, High Energy, Social Dining Experience
          •  Multiple Dining Levels with an Open Display Kitchen
          •  Appeals to Broad Demographic Base
          •  Singles, Couples, Families, Business and Sports Fans of All Ages

EXCITING CONCEPT IN AN UPSCALE POWER ALLEY
          •  High Energy
          •  Extensive Menu
          •  Visually Appealing
          •  Fresh High Quality Food
          •  Architecturally Unique

FLAVORFUL MENU DESIGNED FOR BROAD APPEAL
          •  Extensive Selection in Excess of 90 Items Made Predominantly from Scratch on Premises
                  •  Food 72.0%
                  •  Alcoholic Beverages 28.0%
          •  Award Winning Menu: Nation’s Restaurant News, Restaurant Business Magazine, Pork Producers Council

CHAMPPS KEEPS BUSY ALL DAY LONG
          •  Four Distinct Dayparts are Attractive to Consumers for a Broad Selection of Dining Occasions
          •  Lunch: Business, Social, Family
          •  Afterwork: Happy Hour, Business, Entertainment, Sports Fans
          •  Dinner: Couples, Family, Social
          •  Late Night: Events, Entertainment, Sports Fans
          •  Lighting, Music and Entertainment Transform Each Unique Daypart
          •  Lunch - 33.7%
          •  Afterwork - 13.2%
          •  Dinner - 47.1%
          •  Late Night - 6.0%

HIGH FREQUENCY CONCEPT
(Source: Link Inc. and Armond Fields, a consumer behavior consultant)
          •  Our Guests Visit Champps More Frequently Than the Competition (2.7x Per Month)
          •  Female Friendly Ambiance and Menu
          •  Our Guests are Evenly Split Between Male and Female
          •  Our Guests Love Champps
          •  Our Guests Come for the Great Food
          •  Champps is a Fun Place To Be
          •  Champps Excels at Service

COMPELLING GUEST VALUE PROPOSITION
          •  Great Food, Energetic Atmosphere, Exceptional Service and Entertainment at Competitive Average Check

AVERAGE CHECK COMPARISON
(Based on most recent annual SEC filing.If ranges provided, used average of range)
          •  Red Robin – $10.00
          •  Chili’s — $11.38
          •  California Pizza Kitchen — $11.60
          •  Famous Dave’s — $13.00
          •  Champps — $13.30
          •  On the Border – $13.40
          •  Macaroni Grill – $14.00
          •  Cheesecake Factory— $16.09
          •  PF Chang’s — $17.00
          •  Outback Steakhouse — $17.50
          •  Buca — $20.50

INDUSTRY LEADING SALES VOLUME
          •  Consumers Love Champps!

AVERAGE UNIT VOLUME
(Dollars in Thousands) (Based on most recent annual SEC filing)
          •  Famous Dave’s —$2,210
          •  Applebee’s — $2,340
          •  Carrabba’s — $2,697
          •  Buca — $2,731
          •  Longhorn — $2,734
          •  California Pizza Kitchen —$2,798
          •  Red Robin — $3,000
          •  Outback Steakhouse — $3,355
          •  Champps — $4,795
          •  PF Chang’s — $5,800
          •  Cheesecake Factory— $10,800

CHAMPPS UNIT ECONOMICS
(Stores Open Fifteen Months or More as of March, 2004) (Excludes preopening)

	(000's)
Average Restaurant Sales	$4,795
Average Restaurant Contribution	554	11.6%
Depreciation	203	4.2%
Average Restaurant Cash Flow	757	15.8%
Average Restaurant Investment	1,841
Preopening Expenses	404
Total Cost to Open	2,245
Cash on Cash Return*	41.1%
Average Square Feet	9,458
Stores in Analysis	38

CHAMPPS NEW RESTAURANTS
(Does not include acquisition of 2 franchisees, site where land is owned and most recent site)

	Existing	New
Number Restaurants	35	9
Average Restaurant Investment	$1,853	$1,792
Preopening Expenses per Restaurant	$416	$372
Average Square Footage	9,366	8,694
Average Number of Seats	288	277

FINANCIAL PERFORMANCE

CHAMPPS REVENUE GROWTH
(YTD Amounts as of March – 9 Months) (Revenues – Millions)
          •  FY99 – 64.9
          •  FY00 – 81.4
          •  FY01 – 100.3
          •  FY02 – 116.6
          •  FY03 – 134.2
          •  FY04 – 157.9
          •  CAGR: 19.5%

CHAMPPS RESTAURANT OPERATING CONTRIBUTION
(YTD Amounts as of March – 9 Months) (Restaurant Contribution –Millions)
(Restaurant contribution excludes preopening expense)
          •  FY99 — $4.5
          •  FY00 — $7.1
          •  FY01 — $12.1
          •  FY02 — $13.3
          •  FY03 — $14.9
          •  FY04 — $17.6
          •  CAGR: 31.4%

CHAMPPS’ EBITDA BEFORE PREOPENING
(YTD Amounts as of March – 9 Months) (EBITDA before preopening)
(Also exludes expenses related to predecessor companies,discontinued operations, and debt extinguishment costs)
          •  FY99 – 1.0
          •  FY00 – 6.9
          •  FY01 – 11.4
          •  FY02 – 12.1
          •  FY03 – 13.2
          •  FY04 – 16.6
          •  CAGR: 75.4%

RECONCILIATION OF EBITDA BEFORE PREOPENING AND EXTRAORDINARY ITEMS
(Required to reconcile non-GAAP measurement)

	Nine Months Ending
	3/28/1999	4/2/2000	4/1/2001	3/31/2002	3/30/2003	3/28/2004
Net Income per financials	$(11,910)	$939	$13,221	$3,215	$3,284	$4,484
Interest expense and income, net	61	230	955	1,391	1,337	1,750
Income tax expense (benefit)	-	-	(7,893)	129	240	1,438
Depreciation and amortization	2,282	3,086	4,115	4,720	5,602	7,074
Preopening	984	1,110	343	2,202	2,145	1,640
Debt extinguishment costs	-	-	-	-	290	4
Expenses related to predecessor companies	-	-	534	305	272	259
Expenses related to discontinued operations	9,555	-	77	153	-	-
Loss on sale of marketable securities	-	1,034	-	-	-	-
Impairment, exit and other costs	-	460	-	-	-	-

	$972	$6,859	$11,352	$12,115	$13,170	$16,649

3RD QUARTER RESULTS –MARCH 28, 2004

	3/30/03	3/28/04	% Change
Revenue	$46,184	$54,165	17.3%
Restaurant Operating Contribution	4,599	6,000	30.5%
EBITDA before Preopening	4,001	5,528	38.2%

RECONCILIATION OF EBITDA BEFORE PREOPENING AND EXTRAORDINARY ITEMS
(Required to reconcile non-GAAP measurement)

	3/30/2003	3/28/2004
Net Income per financials	$544	$1,827
Interest expense and income, net	526	602
Income tax expense (benefit)	127	505
Depreciation and amortization	1,939	2,491
Preopening	593	45
Debt extinguishment costs	--	4
Expenses related to predecessor companies	272	54
Expenses related to discontinued operations	--	--
Loss on sale of marketable securities	--	--
Impairment, exit and other costs	-	-

	$4,001	$5,528

BALANCE SHEET AS OF MARCH 28, 2004
($55 million net operating loss carryforward provides benefit beyond 2010)

ASSETS:
Current Assets:
Cash and Cash Equivalents	$11,732
Other Current Assets	16,153

Total Current Assets	27,885
Property and Equipment, Net	89,390
Other Non-Current Assets	28,556

Total Assets	$145,831

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities (Net of Debt)	$17,352
Debt & Capital Leases	29,661
Other Long-Term Liabilities	21,074

Total Liabilities	68,087
Stockholders' Equity	77,744

Total Liabilities and Stockholders' Equity	$145,831

BOOK VALUE – AUGUST 10, 2004
(Also excludes expenses related to predecessor companies, discontinued operations and debt extinguishment costs)

Market Capitalization	$100,400,801
Wgtd Average Shares Outstanding - 3/28/04	12,789,911
Stock Price as of 8/10/04	$7.85
52 Week Trading Range	$5.80 - 9.98
Cash @ 3/28/04	$11,732,000
Debt @ 3/28/04	$29,661,000
Enterprise Value	$118,329,801
TTM EBITDA Before Preopening - 3/04	$20,520,000
Enterprise Value ÷ TTM EBITDA	5.8

RECONCILIATION OF EBITDA BEFORE PREOPENING AND EXTRAORDINARY ITEMS
(12 monhts ending 3/28/04) (Required to reconcile non-GAAP measurement)

	Quarter Ending				12 Months Ending
	6/29/2003	9/28/2003	12/28/2003	3/28/2004	3/28/2004
Net Income per financials	$13,809	$604	$2,053	$1,827	$18,293
Interest expense and income, net	489	549	599	602	2,239
Income tax expense (benefit)	(13,441)	211	722	505	(12,003)
Depreciation and amortization	2,025	2,185	2,398	2,491	9,099
Preopening	979	839	756	45	2,619
Expenses related to predecessor companies	10	39	166	54	269
Debt Extinguishment Costs	-	-	-	4	4

	$3,871	$4,427	$6,694	$5,528	$20,520

STRATEGIC INITIATIVES IMPLEMENTED FISCAL 2004
          •  Implementation of back office system resulting in reduction of management staff
          •  Reduction in portion sizes on selected menu items
          •  Review of host/hostess schedules
          •  Renegotiation of communication contracts
          •  Implementation of credit card over high speed network

THE FUTURE

TREMENDOUS GROWTH OPPORTUNITIES
          •  National Concept
          •  48 Existing Company-Owned Units
          •  12 Franchisees
          •  22 States Throughout the U.S.
          •  54 Restaurants by 6/05

CHAMPPS' COMPANY OWNED RESTAURANT
          •  FYE 6/97 – 14 Existing Restaurants
          •  FYE 6/98 – 14 Existing Restaurants, 2 New Restaurants
          •  FYE 6/99 – 16 Existing Restaurants, 2 New Restaurants
          •  FYE 6/00 – 18 Existing Restaurants, 6 New Restaurants
          •  FYE 6/01 – 24 Existing Restaurants, 4 New Restaurants
          •  FYE 6/02 – 28 Existing Restaurants, 6 New Restaurants
          •  FYE 6/03 – 34 Existing Restaurants, 7 New Restaurants
          •  FYE 6/04 – 41 Existing Restaurants, 7 New Restaurants

STRATEGIES FOR GROWTH
          •  Key Driver for Growth is Expansion
          •  Expect Flat to Modestly Positive Same Store Sales
          •  Continue to Deliver Positive Guest Counts
          •  Back Fill in Existing Markets
          •  Enter New Markets (Major Cities with National Sports Teams)
          •  Improve $4.8 Million AUV’s Through Increased Frequency and Higher Average Check
          •  Continue Emphasis on Food
          •  Leverage Operating Efficiencies

SUMMARY
          •   Proven Concept with 20 Year History and National Footprint
          •   High Average Unit Volumes Deliver Impressive Unit-Level Economics
          •   Popular, Social Dining Experience Drives Sales Through Four Distinct Dayparts
          •   Unique Defensible Niche
          •   Management Team with Disciplined Operational Focus
          •   Growth Strategy Resulting in Strong Historical Revenue Growth
          •   Significant Expansion Opportunities

PICTORIAL REVIEW OF CHAMPPS

CHAMPPS' EXTERIOR

CHAMPPS' EXTERIOR

CHAMPPS' EXTERIOR

CHAMPPS' INSIDE

CHAMPPS' DINING AREA

CHAMPPS' KITCHEN

CHAMPPS' LINE

CHAMPPS' FOOD

CHAMPPS' BEVERAGES

CHAMPPS' AUDIO/VISUAL

Statements made in this filing include forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Information on significant potential risks and uncertainties that may cause such differences include, but are not limited to, those mentioned by the Company from time to time in its filings with the Securities and Exchange Commission. The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “should” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and, therefore, readers should not place undue reliance on these forward-looking statements.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Champps Entertainment, Inc (Registrant)
August 12, 2004	By: /S/ WILLIAM H. BAUMHAUER Name: William H. Baumhauer Its: Chief Executive Officer